8-K
          1




                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               July 7, 2000
                      (Date of Earliest Event Reported)


                   Commission File Number 1-15497
                       RecycleNet Corporation
           (Exact name of small business issuer in its charter)

              Utah                               87-0301924
  (State or other jurisdiction of     (IRS Employer Identification No.)
   incorporation or organization)



               7 Darren Place, Guelph, ON N1H 6J2, CANADA
       (Address of principal executive offices, including Zip Code)

                               519-767-2913
                     (Registrant's telephone number,)



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

None; not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

None; not applicable.

ITEM 3.  BANKRUPCY OR RECEIVERSHIP

None; not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

None; not applicable.

ITEM 5.  OTHER EVENTS

Effective July 7, 2000 Keith A. Deck has unanimously been appointed by the board of directors as an officer and director of RecycleNet Corporation.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

None; not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

None; not applicable.

ITEM 8.  CHANGE IN FISCAL YEAR

None; not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION 5

None; not applicable.


                        Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         RECYCLENET CORPORATION
                                                   July 7, 2000

                                          BY:  /s/  Paul Roszel
                                             -------------------
                 Paul Roszel, Chairman of the Board of Directors